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                                                                   EXHIBIT 23.1

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


   We consent to the use of our report on the financial statements of Advanced Communications Group, Inc. as of December 31, 1996 and for the period from inception (June 6, 1996) through December 31, 1996, dated September 15, 1997, included herein, in this Registration Statement on Form S-1 and the reference to our Firm under the heading "Experts".

KPMG PEAT MARWICK LLP
Houston, Texas
February 11, 1998